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                                                                    EXHIBIT 10.3

                              EMPLOYMENT AGREEMENT

     This Employment Agreement (this "Agreement") is entered into and effective as of August 1, 2001, by and between Weatherford International, Inc., a Delaware corporation (the "Company"), and Gary L. Warren (the "Employee").

                                   WITNESSETH:

     WHEREAS, the Company desires to employ the Employee on the terms set forth below to provide services to the Company, and the Employee is willing to accept such employment and provide such services on the terms set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. Certain Definitions.

         (a) "Cause" shall mean:

               (i) the willful and continued failure of the Employee to perform substantially the Employee's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Employee has not substantially performed the Employee's duties, or

               (ii) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

         No act, or failure to act, on the part of the Employee shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. The cessation of employment of the Employee shall not be deemed to be for Cause unless and until there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Employee, and the Employee is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Employee is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

         (b) "Change of Control" shall mean:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange

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     Act")) (a "Person") of beneficial ownership (within the meaning of Rule
     13d-3 promulgated under the Exchange Act) of 20 percent or more of either
     (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                    (A) any acquisition directly from the Company,

                    (B) any acquisition by the Company,

                    (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                    (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
         (iii) of this Section 1(b); or

               (ii) Individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction") in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members

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     of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

               (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         (c) "Good Reason" shall mean the occurrence of any of the following:

               (i) the assignment to the Employee of any duties inconsistent in any material respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

               (ii) any failure by the Company to comply with any of the provisions of Section 3(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

               (iii) the Company's requiring the Employee to be based at any office or location other than as provided in Section 3(a) hereof or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

               (iv) any purported termination by the Company of the Employee's employment otherwise than as expressly permitted by this Agreement;

               (v) any failure by the Company to comply with and satisfy Section 10(c) of this Agreement; or

               (vi) in the event of a Change of Control or merger, consolidation or other business combination of the Company in which the Company's securities cease to be publicly traded, the assignment to the Employee of any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are not (A) at or with the ultimate parent company of the entity surviving or resulting from such merger, consolidation or other business combination and (B) substantially similar to the Employee's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities as contemplated by Section 3(a);

         (d) "Board" shall mean the Board of Directors of the Company.

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Employee shall be conclusive.

     2. Employment Period. The Company hereby agrees that the Company or an affiliated company will continue the Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company or an affiliate subject to the terms and conditions of this Agreement during the Employment

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Period (as defined below). The "Employment Period" shall mean the period commencing on the Effective Date (as defined below) and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Employee that the Employment Period shall not be so extended. The Effective Date shall be August 1, 2001.

     3. Terms of Employment.

         (a) Position and Duties. During the Employment Period, (A) the Employee's position (including status, offices, titles and reporting requirements, authority, duties and responsibilities) shall be Senior Vice President of the Company and President of the Company's Drilling and Intervention Services division, (B) the Employee's services shall be performed at the Company's principal executive offices in Houston, Texas or other locations less than 35 miles from such location and (C) the Employee will report directly to the Company's Chief Executive Officer.

         (b) Compensation.

               (i) Base Salary. During the Employment Period, the Employee shall receive an annual base salary of $300,000 ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Employee prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Employee under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

               (ii) Annual Bonus. The Employee shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

               (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Employee shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Employee under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

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               (iv) Welfare Benefit Plans. During the Employment Period, the
     Employee and/or the Employee's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with benefits which are less favorable, in the aggregate, than such plans, practices, policies and programs in effect for the Employee on the date hereof.

               (v) Fringe Benefits. During the Employment Period, the Employee shall be entitled to (A) a $600 per month car allowance and (B) such other fringe benefits (including, without limitation, payment of club dues, payment of professional fees and taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company in effect on the date hereof.

               (vi) Vacation. During the Employment Period, the Employee shall be entitled to at least 3 weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

               (vii) Deferred Compensation Plan. During the Employment Period, the Employee shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company participate.

         (c) Termination of Prior Agreement. The Employee acknowledges and agrees that this Agreement is being executed in replacement of the Employee's existing Employment Agreement dated October 4, 1999 (the "Prior Agreement"). As a result, the Employee and the Company agree that the Prior Agreement is hereby terminated and of no further force and effect.

     4. Termination of Employment.

         (a) Death or Disability. The Employee's employment shall terminate automatically upon the Employee's death during the Employment Period. If the Company determines in good faith that the Disability of the Employee has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Employee written notice in accordance with
Section 11(b) of this Agreement of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective 30 days after receipt of such notice by the Employee (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Employee from the Employee's duties with the Company on a full-time basis for 180 calendar days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative.

         (b) Cause. The Company may terminate the Employee's employment during the Employment Period for Cause.

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         (c) Good Reason. The Employee's employment may be terminated by the
Employee during the Employment Period for Good Reason.

         (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

         (e) Date of Termination. "Date of Termination" shall mean:

               (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

               (ii) if the Employee's employment is terminated by the Company other than for Cause, death or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination; and

               (iii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

     5. Obligations of the Company Upon Termination.

         (a) Death. If the Employee's employment is terminated by reason of the Employee's death during the Employment Period, the Employee's employment shall terminate automatically without further obligations to the Employee's legal representatives under this Agreement, other than for payment of Accrued Obligations and Other Benefits (as defined below) and the rights provided in
Section 6. Accrued Obligations shall be paid to the Employee's estate or beneficiaries, as applicable, in a lump sum in cash within 30 days after the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(a) shall include, without limitation, and the Employee's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Employee's death.

         (b) Disability. If the Employee's employment is terminated by reason of the Employee's Disability during the Employment Period, the Employee's employment shall terminate without further obligations to the Employee under this Agreement, other than for payment of Accrued Obligations

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and Other Benefits and the rights provided in Section 6. Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(b) shall include, without limitation, and the Employee shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Employee's disabled executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability.

         (c) Cause; Other Than for Good Reason. If the Employee's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Employee, other than the obligation to pay to the Employee (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Employee and (z) Other Benefits, in each case to the extent theretofore unpaid.

         (d) Termination by Employee. If the Employee voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Employee's employment shall terminate without further obligations to the Employee, other than for payment of Accrued Obligations and Other Benefits and the rights provided in Section 6. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         (e) Good Reason or Other than For Cause, Death or Disability. If, during the Employment Period, the Company terminates the Employee's employment other than for Cause, death or Disability, or the Employee terminates employment for Good Reason:

               (i) The Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                    (A) the sum of (1) the Employee's Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Employee over the preceding three year period and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Employee under a plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                    (B) an amount equal to two times the sum of (i) the then current Annual Base Salary of the Employee and (ii) the Highest Annual Bonus;

                    (C) an amount equal to the total of the employer basic and matching contributions credited to the Employee under the Company's 401(k) Savings Plan (the "401(k) Plan") and any other deferred compensation plan during the 12-month period immediately preceding the month of the Employee's Date of Termination multiplied by

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         multiplied by two, such amount to be grossed up so that the amount the
         Employee actually receives after payment of any federal or state taxes payable thereon equals the amount first described above.; and

                    (D) the total amount of all fringe benefits received by Employee on an annualized basis multiplied by two.

               (ii) For a period of two years from the Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and/or the Employee's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Employee's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Employee shall continue to pay the monthly employee contribution for same, and provided further, that if the Employee becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility.

               (iii) All benefits and amounts under the Company's deferred compensation plan and the 401(k) Plan and any other similar plans, including all stock options, restricted stock or other stock-based awards held by the Employee, not already vested shall be 100% vested.

               (iv) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

     6. Other Rights. Except as provided herein, nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its affiliated companies. Except as provided hereinafter, amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. It is expressly agreed by the Employee that the Employee shall have no right to receive, and hereby waives any entitlement to, any severance pay or similar benefit under any other plan, policy, practice or program of the Company. In addition, if the Employee has any other employment or similar agreement with the Company at the Date of Termination, the Employee agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Employee chooses, but not both agreements, and when the Employee has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Employee also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Employee shall not receive duplicate benefits.

     7. Full Settlement.

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         (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others.

         (b) No Mitigation Required. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment.

         (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Employee of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     8. Certain Additional Payments by the Company.

         (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this Section 8(a), if it shall be determined that the Employee is entitled to a Gross-Up Payment, but that the Employee, after taking into account the Payments and the Gross-Up Payment, would not receive a net after-tax benefit of at least $1,000 (taking into account both income taxes and any Excise Tax) as compared to the net after-tax proceeds to the Employee resulting from an elimination of the Gross-Up Payment and a reduction of the Payments, in the aggregate, to an amount (the "Reduced Amount") such that the receipt of Payments would not give rise to any Excise Tax, then no Gross-Up Payment shall be made to the Employee and the Payments, in the aggregate, shall be reduced to the Reduced Amount.

         (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the

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Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

         (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the

     Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

         (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     9. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement), information that is developed by the Employee independently of such information, or knowledge or data or information that is disclosed to the Employee by a third party under no obligation of confidentiality to the Company. After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

     10. Successors.

         (a) This Agreement is personal to the Employee and shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

         (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

         (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this

Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     11. Miscellaneous.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

         (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Employee: Gary L. Warren
                             1903 Valleria Ct.
                             Sugar Land, TX 77479

         If to the Company:  Weatherford International, Inc.
                             515 Post Oak Blvd., Suite 600
                             Houston, Texas 77027
                             Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

         (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

         (e) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Employee or the Company may have hereunder, including without limitation, the right of the Employee to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

         (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreement.

     IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.


                                                /s/ GARY L. WARREN
                                    -------------------------------------------
                                                   Gary L. Warren


                                    WEATHERFORD INTERNATIONAL, INC.

                                    By:       /s/ JON R. NICHOLSON
                                        ---------------------------------------
                                                  Jon R. Nicholson
                                        Senior Vice President - Human Resources

                              EMPLOYMENT AGREEMENT

     This Employment Agreement (this "Agreement") is entered into and effective as of August 1, 2001, by and between Weatherford International, Inc., a Delaware corporation (the "Company"), and Mark E. Hopmann (the "Employee").

                                   WITNESSETH:

     WHEREAS, the Company desires to employ the Employee on the terms set forth below to provide services to the Company, and the Employee is willing to accept such employment and provide such services on the terms set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. Certain Definitions.

         (a) "Cause" shall mean:

               (i) the willful and continued failure of the Employee to perform substantially the Employee's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Employee has not substantially performed the Employee's duties, or

               (ii) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

         No act, or failure to act, on the part of the Employee shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. The cessation of employment of the Employee shall not be deemed to be for Cause unless and until there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Employee, and the Employee is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Employee is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

         (b) "Change of Control" shall mean:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange

     Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either
     (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                    (A) any acquisition directly from the Company,

                    (B) any acquisition by the Company,

                    (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                    (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
         (iii) of this Section 1(b); or

               (ii) Individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction") in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

               (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         (c) "Good Reason" shall mean the occurrence of any of the following:

               (i) the assignment to the Employee of any duties inconsistent in any material respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

               (ii) any failure by the Company to comply with any of the provisions of Section 3(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

               (iii) the Company's requiring the Employee to be based at any office or location other than as provided in Section 3(a) hereof or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

               (iv) any purported termination by the Company of the Employee's employment otherwise than as expressly permitted by this Agreement;

               (v) any failure by the Company to comply with and satisfy Section 10(c) of this Agreement; or

               (vi) in the event of a Change of Control or merger, consolidation or other business combination of the Company in which the Company's securities cease to be publicly traded, the assignment to the Employee of any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are not (A) at or with the ultimate parent company of the entity surviving or resulting from such merger, consolidation or other business combination and (B) substantially similar to the Employee's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities as contemplated by Section 3(a);

         (d) "Board" shall mean the Board of Directors of the Company.

         For purposes of this Agreement, any good faith determination of "Good Reason" made by the Employee shall be conclusive.

     2. Employment Period. The Company hereby agrees that the Company or an affiliated company will continue the Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company or an affiliate subject to the terms and conditions of this Agreement during the Employment

Period (as defined below). The "Employment Period" shall mean the period commencing on the Effective Date (as defined below) and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Employee that the Employment Period shall not be so extended. The Effective Date shall be August 1, 2001.

     3. Terms of Employment.

         (a) Position and Duties. During the Employment Period, (A) the Employee's position (including status, offices, titles and reporting requirements, authority, duties and responsibilities) shall be Senior Vice President of the Company and President of the Company's Completion Systems division, (B) the Employee's services shall be performed at the Company's principal executive offices in Houston, Texas or other locations less than 35 miles from such location and (C) the Employee will report directly to the Company's Chief Executive Officer.

         (b) Compensation.

               (i) Base Salary. During the Employment Period, the Employee shall receive an annual base salary of $250,008 ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Employee prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Employee under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

               (ii) Annual Bonus. The Employee shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

               (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Employee shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Employee under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

               (iv) Welfare Benefit Plans. During the Employment Period, the Employee and/or the Employee's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with benefits which are less favorable, in the aggregate, than such plans, practices, policies and programs in effect for the Employee on the date hereof.

               (v) Fringe Benefits. During the Employment Period, the Employee shall be entitled to (A) a $600 per month car allowance and (B) such other fringe benefits (including, without limitation, payment of club dues, payment of professional fees and taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company in effect on the date hereof.

               (vi) Vacation. During the Employment Period, the Employee shall be entitled to at least 3 weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

               (vii) Deferred Compensation Plan. During the Employment Period, the Employee shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company participate.

         (c) Termination of Prior Agreement. The Employee acknowledges and agrees that this Agreement is being executed in replacement of the Employee's existing Employment Agreement dated October 4, 1999 (the "Prior Agreement"). As a result, the Employee and the Company agree that Prior Agreement is hereby terminated and of no further force and effect.

     4. Termination of Employment.

         (a) Death or Disability. The Employee's employment shall terminate automatically upon the Employee's death during the Employment Period. If the Company determines in good faith that the Disability of the Employee has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Employee written notice in accordance with
Section 11(b) of this Agreement of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective 30 days after receipt of such notice by the Employee (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Employee from the Employee's duties with the Company on a full-time basis for 180 calendar days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative.

         (b) Cause. The Company may terminate the Employee's employment during the Employment Period for Cause.

         (c) Good Reason. The Employee's employment may be terminated by the Employee during the Employment Period for Good Reason.

         (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

         (e) Date of Termination. "Date of Termination" shall mean:

               (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

               (ii) if the Employee's employment is terminated by the Company other than for Cause, death or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination; and

               (iii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

     5. Obligations of the Company Upon Termination.

         (a) Death. If the Employee's employment is terminated by reason of the Employee's death during the Employment Period, the Employee's employment shall terminate automatically without further obligations to the Employee's legal representatives under this Agreement, other than for payment of Accrued Obligations and Other Benefits (as defined below) and the rights provided in
Section 6. Accrued Obligations shall be paid to the Employee's estate or beneficiaries, as applicable, in a lump sum in cash within 30 days after the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(a) shall include, without limitation, and the Employee's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Employee's death.

         (b) Disability. If the Employee's employment is terminated by reason of the Employee's Disability during the Employment Period, the Employee's employment shall terminate without further obligations to the Employee under this Agreement, other than for payment of Accrued Obligations and Other Benefits and the rights provided in Section 6. Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(b) shall include, without limitation, and the Employee shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Employee's disabled executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability.

         (c) Cause; Other Than for Good Reason. If the Employee's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Employee, other than the obligation to pay to the Employee (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Employee and (z) Other Benefits, in each case to the extent theretofore unpaid.

         (d) Termination by Employee. If the Employee voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Employee's employment shall terminate without further obligations to the Employee, other than for payment of Accrued Obligations and Other Benefits and the rights provided in Section 6. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

         (e) Good Reason or Other than For Cause, Death or Disability. If, during the Employment Period, the Company terminates the Employee's employment other than for Cause, death or Disability, or the Employee terminates employment for Good Reason:

               (i) The Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                    (A) the sum of (1) the Employee's Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Employee over the preceding three year period and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Employee under a plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                    (B) an amount equal to two times the sum of (i) the then current Annual Base Salary of the Employee and (ii) the Highest Annual Bonus;

                    (C) an amount equal to the total of the employer basic and matching contributions credited to the Employee under the Company's 401(k) Savings Plan (the "401(k) Plan") and any other deferred compensation plan during the 12-month period immediately preceding the month of the Employee's Date of Termination multiplied by multiplied by two, such amount to be grossed up so that the amount the Employee actually receives after payment of any federal or state taxes payable thereon equals the amount first described above.; and

                    (D) the total amount of all fringe benefits received by Employee on an annualized basis multiplied by two.

               (ii) For a period of two years from the Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and/or the Employee's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Employee's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Employee shall continue to pay the monthly employee contribution for same, and provided further, that if the Employee becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility.

               (iii) All benefits and amounts under the Company's deferred compensation plan and the 401(k) Plan and any other similar plans, including all stock options, restricted stock or other stock-based awards held by the Employee, not already vested shall be 100% vested.

               (iv) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

     6. Other Rights. Except as provided herein, nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its affiliated companies. Except as provided hereinafter, amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. It is expressly agreed by the Employee that the Employee shall have no right to receive, and hereby waives any entitlement to, any severance pay or similar benefit under any other plan, policy, practice or program of the Company. In addition, if the Employee has any other employment or similar agreement with the Company at the Date of Termination, the Employee agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Employee chooses, but not both agreements, and when the Employee has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Employee also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Employee shall not receive duplicate benefits.

     7. Full Settlement.

         (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others.

         (b) No Mitigation Required. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment.

         (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Employee of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     8. Certain Additional Payments by the Company.

         (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this Section 8(a), if it shall be determined that the Employee is entitled to a Gross-Up Payment, but that the Employee, after taking into account the Payments and the Gross-Up Payment, would not receive a net after-tax benefit of at least $1,000 (taking into account both income taxes and any Excise Tax) as compared to the net after-tax proceeds to the Employee resulting from an elimination of the Gross-Up Payment and a reduction of the Payments, in the aggregate, to an amount (the "Reduced Amount") such that the receipt of Payments would not give rise to any Excise Tax, then no Gross-Up Payment shall be made to the Employee and the Payments, in the aggregate, shall be reduced to the Reduced Amount.

         (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the

Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

         (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the

     Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

         (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     9. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement), information that is developed by the Employee independently of such information, or knowledge or data or information that is disclosed to the Employee by a third party under no obligation of confidentiality to the Company. After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

     10. Successors.

         (a) This Agreement is personal to the Employee and shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

         (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

         (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this

Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     11. Miscellaneous.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

         (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Employee: Mark E. Hopmann
                             Rt. 1, Box 258
                             Alvin, Texas 77511

         If to the Company:  Weatherford International, Inc.
                             515 Post Oak Blvd., Suite 600
                             Houston, Texas 77027
                             Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

         (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

         (e) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Employee or the Company may have hereunder, including without limitation, the right of the Employee to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

         (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreement.

     IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                            /s/ MARK E. HOPMANN
                                    -------------------------------------------
                                                Mark E. Hopmann

                                    WEATHERFORD INTERNATIONAL, INC.

                                    By:        /s/ JON R. NICHOLSON
                                        ---------------------------------------
                                                   Jon R. Nicholson
                                        Senior Vice President - Human Resources

                              EMPLOYMENT AGREEMENT


         This Employment Agreement (this "Agreement") is entered into and effective as of August 1, 2001, by and between Weatherford International, Inc., a Delaware corporation (the "Company"), and Burt M. Martin (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company desires to employ the Employee on the terms set forth below to provide services to the Company, and the Employee is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Certain Definitions.

                  (a) "Cause" shall mean:

                           (i) the willful and continued failure of the Employee
to perform substantially the Employee's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Employee has not substantially performed the Employee's duties, or

                           (ii) the willful engaging by the Employee in illegal
conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Employee shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. The cessation of employment of the Employee shall not be deemed to be for Cause unless and until there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Employee, and the Employee is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Employee is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

                  (b) "Change of Control" shall mean:

                           (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection
         (i), the following acquisitions shall not constitute a Change of
         Control:

                                    (A) any acquisition directly from the
                  Company,

                                    (B) any acquisition by the Company,

                                    (C) any acquisition by any employee benefit
                  plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                                    (D) any acquisition by any corporation
                  pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 1(b); or

                           (ii) Individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction") in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

                           (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

                  (c) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Employee of any duties inconsistent in any material respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (ii) any failure by the Company to comply with any of the provisions of Section 3(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (iii) the Company's requiring the Employee to be based at any office or location other than as provided in Section 3(a) hereof or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

                           (iv) any purported termination by the Company of the Employee's employment otherwise than as expressly permitted by this Agreement;

                           (v) any failure by the Company to comply with and satisfy Section 10(c) of this Agreement; or

                           (vi) in the event of a Change of Control or merger, consolidation or other business combination of the Company in which the Company's securities cease to be publicly traded, the assignment to the Employee of any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are not (A) at or with the ultimate parent company of the entity surviving or resulting from such merger, consolidation or other business combination and (B) substantially similar to the Employee's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities as contemplated by Section 3(a);

                  (d) "Board" shall mean the Board of Directors of the Company.

                  For purposes of this Agreement, any good faith determination of "Good Reason" made by the Employee shall be conclusive.

         2. Employment Period. The Company hereby agrees that the Company or an affiliated company will continue the Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company or an affiliate subject to the terms and conditions of this Agreement during the Employment Period (as defined below). The "Employment Period" shall mean the period commencing on the Effective Date (as defined below) and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Employee that the Employment Period shall not be so extended. The Effective Date shall be August 1, 2001.

         3. Terms of Employment.

                  (a) Position and Duties. During the Employment Period, (A) the Employee's position (including status, offices, titles and reporting requirements, authority, duties and responsibilities) shall be Vice President, General Counsel and Secretary of the Company, (B) the Employee's services shall be performed at the Company's principal executive offices in Houston, Texas or other locations less than 35 miles from such location and (C) the Employee will report directly to the Company's Chief Executive Officer.

                  (b) Compensation.

                           (i) Base Salary. During the Employment Period, the Employee shall receive an annual base salary of $200,000 ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Employee prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Employee under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Employee shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Employee shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Employee under such plans, practices, policies and programs as in effect on the date hereof. As used in this

         Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Employee and/or the Employee's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with benefits which are less favorable, in the aggregate, than such plans, practices, policies and programs in effect for the Employee on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Employee shall be entitled to (A) a $600 per month car allowance and (B) such other fringe benefits (including, without limitation, payment of club dues, payment of professional fees and taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company in effect on the date hereof.

                           (vi) Vacation. During the Employment Period, the Employee shall be entitled to at least 3 weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (vii) Deferred Compensation Plan. During the
         Employment Period, the Employee shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company participate.

                  (c) Termination of Prior Agreement. The Employee acknowledges and agrees that this Agreement is being executed in replacement of the Employee's existing Change of Control Agreement dated June 10, 1998 (the "Prior Agreement"). As a result, the Employee and the Company agree that the Prior Agreement is hereby terminated and of no further force and effect.

         4. Termination of Employment.

                  (a) Death or Disability. The Employee's employment shall terminate automatically upon the Employee's death during the Employment Period. If the Company determines in good faith that the Disability of the Employee has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Employee written notice in accordance with
Section 11(b) of this Agreement of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective 30 days after receipt of such notice by the Employee (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Employee from the Employee's duties with the Company on a full-time basis for 180 calendar days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative.

                  (b) Cause. The Company may terminate the Employee's employment during the Employment Period for Cause.

                  (c) Good Reason. The Employee's employment may be terminated by the Employee during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Employee's employment is terminated by the Company other than for Cause, death or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination; and

                           (iii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

         5. Obligations of the Company Upon Termination.

                  (a) Death. If the Employee's employment is terminated by reason of the Employee's death during the Employment Period, the Employee's employment shall terminate automatically without further obligations to the Employee's legal representatives under this Agreement, other than for payment of Accrued Obligations and Other Benefits (as defined below) and the rights provided in Section 6. Accrued Obligations shall be paid to the Employee's estate or beneficiaries, as applicable, in a lump sum in cash within 30 days after the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(a) shall include, without limitation, and the Employee's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Employee's death.

                  (b) Disability. If the Employee's employment is terminated by reason of the Employee's Disability during the Employment Period, the Employee's employment shall terminate without further obligations to the Employee under this Agreement, other than for payment of Accrued Obligations and Other Benefits and the rights provided in Section 6. Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(b) shall include, without limitation, and the Employee shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Employee's disabled executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability.

                  (c) Cause; Other Than for Good Reason. If the Employee's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Employee, other than the obligation to pay to the Employee (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Employee and (z) Other Benefits, in each case to the extent theretofore unpaid.

                  (d) Termination by Employee. If the Employee voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Employee's employment shall terminate without further obligations to the Employee, other than for payment of Accrued Obligations and Other Benefits and the rights provided in Section 6. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

                  (e) Good Reason or Other than For Cause, Death or Disability. If, during the Employment Period, the Company terminates the Employee's employment other than for Cause, death or Disability, or the Employee terminates employment for Good Reason:

                           (i) The Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A) the sum of (1) the Employee's Annual
                  Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Employee over the preceding three year period and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Employee under a plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B) an amount equal to two times the sum of
                  (i) the then current Annual Base Salary of the Employee and
                  (ii) the Highest Annual Bonus;

                                    (C) an amount equal to the total of the
                  employer basic and matching contributions credited to the Employee under the Company's 401(k) Savings Plan (the "401(k) Plan") and any other deferred compensation plan during the 12-month period immediately preceding the month of the Employee's Date of Termination multiplied by multiplied by two, such amount to be grossed up so that the amount the Employee actually receives after payment of any federal or state taxes payable thereon equals the amount first described above.; and

                                    (D) the total amount of all fringe benefits
                  received by Employee on an annualized basis multiplied by two.

                           (ii) For a period of two years from the Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and/or the Employee's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Employee's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Employee shall continue to pay the monthly employee contribution for same, and provided further, that if the Employee becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility.

                           (iii) All benefits and amounts under the Company's deferred compensation plan and the 401(k) Plan and any other similar plans, including all stock options, restricted stock or other stock-based awards held by the Employee, not already vested shall be 100% vested.

                           (iv) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

         6. Other Rights. Except as provided herein, nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its affiliated companies. Except as provided hereinafter, amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. It is expressly agreed by the Employee that the Employee shall have no right to receive, and hereby waives any entitlement to, any severance pay or similar benefit under any other plan, policy, practice or program of the Company. In addition, if the Employee has any other employment or similar agreement with the Company at the Date of Termination, the Employee agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Employee chooses, but not both agreements, and when the Employee has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Employee also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Employee shall not receive duplicate benefits.

         7. Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others.

                  (b) No Mitigation Required. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Employee of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8. Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross- Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this Section 8(a), if it shall be determined that the Employee is entitled to a Gross-Up Payment, but that the Employee, after taking into account the Payments and the Gross-Up Payment, would not receive a net after-tax benefit of at least $1,000 (taking into account both income taxes and any Excise Tax) as compared to the net after-tax proceeds to the Employee resulting from an elimination of the Gross-Up Payment and a reduction of the Payments, in the aggregate, to an amount (the "Reduced Amount") such that the receipt of Payments would not give rise to any Excise Tax, then no Gross-Up Payment shall be made to the Employee and the Payments, in the aggregate, shall be reduced to the Reduced Amount.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by

Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

                  (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         9. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement), information that is developed by the Employee independently of such information, or knowledge or data or information that is disclosed to the Employee by a third party under no obligation of confidentiality to the Company. After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

         10. Successors.

                  (a) This Agreement is personal to the Employee and shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         11. Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Employee:     Burt M. Martin
                                          4817 Wellford
                                          Bellaire, Texas 77401

                  If to the Company:      Weatherford International, Inc.
                                          515 Post Oak Blvd., Suite 600
                                          Houston, Texas 77027
                                          Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Employee or the Company may have hereunder, including without limitation, the right of the Employee to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof, including, without limitation, the Prior Agreement.

         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

                                               /s/ BURT M. MARTIN
                                   ---------------------------------------------
                                                   Burt M. Martin


                                   WEATHERFORD INTERNATIONAL, INC.



                                   By:        /s/ JON R. NICHOLSON
                                      ------------------------------------------
                                                   Jon R. Nicholson
                                      Senior Vice President - Human Resources

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into and effective as of August 1, 2001, by and between Weatherford International, Inc., a Delaware corporation (the "Company"), and Lisa W. Rodriguez (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company desires to employ the Employee on the terms set forth below to provide services to the Company, and the Employee is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Certain Definitions.

                  (a) "Cause" shall mean:

                           (i) the willful and continued failure of the Employee
to perform substantially the Employee's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Employee has not substantially performed the Employee's duties, or

                           (ii) the willful engaging by the Employee in illegal
conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Employee shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. The cessation of employment of the Employee shall not be deemed to be for Cause unless and until there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Employee, and the Employee is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Employee is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

                  (b) "Change of Control" shall mean:

                           (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange

         Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                                    (A) any acquisition directly from the
                  Company,

                                    (B) any acquisition by the Company,

                                    (C) any acquisition by any employee benefit
                  plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                                    (D) any acquisition by any corporation
                  pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 1(b); or

                           (ii) Individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction") in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

                           (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

                  (c) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Employee of any duties inconsistent in any material respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (ii) any failure by the Company to comply with any of the provisions of Section 3(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (iii) the Company's requiring the Employee to be based at any office or location other than as provided in Section 3(a) hereof or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

                           (iv) any purported termination by the Company of the Employee's employment otherwise than as expressly permitted by this Agreement;

                           (v) any failure by the Company to comply with and satisfy Section 10(c) of this Agreement; or

                           (vi) in the event of a Change of Control or merger, consolidation or other business combination of the Company in which the Company's securities cease to be publicly traded, the assignment to the Employee of any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are not (A) at or with the ultimate parent company of the entity surviving or resulting from such merger, consolidation or other business combination and (B) substantially similar to the Employee's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities as contemplated by Section 3(a);

                  (d) "Board" shall mean the Board of Directors of the Company.

                  For purposes of this Agreement, any good faith determination of "Good Reason" made by the Employee shall be conclusive.

         2. Employment Period. The Company hereby agrees that the Company or an affiliated company will continue the Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company or an affiliate subject to the terms and conditions of this Agreement during the Employment

Period (as defined below). The "Employment Period" shall mean the period commencing on the Effective Date (as defined below) and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Employee that the Employment Period shall not be so extended. The Effective Date shall be August 1, 2001.

         3. Terms of Employment.

                  (a) Position and Duties. During the Employment Period, (A) the Employee's position (including status, offices, titles and reporting requirements, authority, duties and responsibilities) shall be Vice President - Finance and Accounting and Controller of the Company, (B) the Employee's services shall be performed at the Company's principal executive offices in Houston, Texas or other locations less than 35 miles from such location and (C) the Employee will report directly to the Company's Chief Executive Officer.

                  (b) Compensation.

                           (i) Base Salary. During the Employment Period, the Employee shall receive an annual base salary of $200,004 ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Employee prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Employee under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Employee shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Employee shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Employee under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Employee and/or the Employee's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with benefits which are less favorable, in the aggregate, than such plans, practices, policies and programs in effect for the Employee on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Employee shall be entitled to (A) a $600 per month car allowance and (B) such other fringe benefits (including, without limitation, payment of club dues, payment of professional fees and taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company in effect on the date hereof.

                           (vi) Vacation. During the Employment Period, the Employee shall be entitled to at least 3 weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (vii) Deferred Compensation Plan. During the
         Employment Period, the Employee shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company participate.

         4. Termination of Employment.

                  (a) Death or Disability. The Employee's employment shall terminate automatically upon the Employee's death during the Employment Period. If the Company determines in good faith that the Disability of the Employee has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Employee written notice in accordance with
Section 11(b) of this Agreement of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective 30 days after receipt of such notice by the Employee (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Employee from the Employee's duties with the Company on a full-time basis for 180 calendar days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative.

                  (b) Cause. The Company may terminate the Employee's employment during the Employment Period for Cause.

                  (c) Good Reason. The Employee's employment may be terminated by the Employee during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this

Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Employee's employment is terminated by the Company other than for Cause, death or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination; and

                           (iii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

         5. Obligations of the Company Upon Termination.

                  (a) Death. If the Employee's employment is terminated by reason of the Employee's death during the Employment Period, the Employee's employment shall terminate automatically without further obligations to the Employee's legal representatives under this Agreement, other than for payment of Accrued Obligations and Other Benefits (as defined below) and the rights provided in Section 6. Accrued Obligations shall be paid to the Employee's estate or beneficiaries, as applicable, in a lump sum in cash within 30 days after the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(a) shall include, without limitation, and the Employee's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Employee's death.

                  (b) Disability. If the Employee's employment is terminated by reason of the Employee's Disability during the Employment Period, the Employee's employment shall terminate without further obligations to the Employee under this Agreement, other than for payment of Accrued Obligations and Other Benefits and the rights provided in Section 6. Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(b) shall include, without limitation, and the Employee shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Employee's disabled executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability.

                  (c) Cause; Other Than for Good Reason. If the Employee's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Employee, other than the obligation to pay to the Employee (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Employee and (z) Other Benefits, in each case to the extent theretofore unpaid.

                  (d) Termination by Employee. If the Employee voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Employee's employment shall terminate without further obligations to the Employee, other than for payment of Accrued Obligations and Other Benefits and the rights provided in Section 6. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

                  (e) Good Reason or Other than For Cause, Death or Disability. If, during the Employment Period, the Company terminates the Employee's employment other than for Cause, death or Disability, or the Employee terminates employment for Good Reason:

                           (i) The Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A) the sum of (1) the Employee's Annual
                  Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Employee over the preceding three year period and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Employee under a plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B) an amount equal to two times the sum of
                  (i) the then current Annual Base Salary of the Employee and
                  (ii) the Highest Annual Bonus;

                                    (C) an amount equal to the total of the
                  employer basic and matching contributions credited to the Employee under the Company's 401(k) Savings Plan (the "401(k) Plan") and any other deferred compensation plan during the 12-month period immediately preceding the month of the Employee's Date of Termination multiplied by multiplied by two, such amount to be grossed up so that the amount the Employee actually receives after payment of any federal or state taxes payable thereon equals the amount first described above.; and

                                    (D) the total amount of all fringe benefits
                  received by Employee on an annualized basis multiplied by two.

                           (ii) For a period of two years from the Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and/or the Employee's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Employee's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Employee shall continue to pay the monthly employee contribution for same, and provided further, that if the Employee becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility.

                           (iii) All benefits and amounts under the Company's deferred compensation plan and the 401(k) Plan and any other similar plans, including all stock options, restricted stock or other stock-based awards held by the Employee, not already vested shall be 100% vested.

                           (iv) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

         6. Other Rights. Except as provided herein, nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its affiliated companies. Except as provided hereinafter, amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. It is expressly agreed by the Employee that the Employee shall have no right to receive, and hereby waives any entitlement to, any severance pay or similar benefit under any other plan, policy, practice or program of the Company. In addition, if the Employee has any other employment or similar agreement with the Company at the Date of Termination, the Employee agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Employee chooses, but not both agreements, and when the Employee has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Employee also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Employee shall not receive duplicate benefits.

         7. Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others.

                  (b) No Mitigation Required. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Employee of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8. Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this Section 8(a), if it shall be determined that the Employee is entitled to a Gross-Up Payment, but that the Employee, after taking into account the Payments and the Gross-Up Payment, would not receive a net after-tax benefit of at least $1,000 (taking into account both income taxes and any Excise Tax) as compared to the net after-tax proceeds to the Employee resulting from an elimination of the Gross-Up Payment and a reduction of the Payments, in the aggregate, to an amount (the "Reduced Amount") such that the receipt of Payments would not give rise to any Excise Tax, then no Gross-Up Payment shall be made to the Employee and the Payments, in the aggregate, shall be reduced to the Reduced Amount.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the

Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

                  (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         9. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement), information that is developed by the Employee independently of such information, or knowledge or data or information that is disclosed to the Employee by a third party under no obligation of confidentiality to the Company. After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

         10. Successors.

                  (a) This Agreement is personal to the Employee and shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         11. Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Employee:     Lisa W. Rodriguez
                                          3106 Greenridge Drive
                                          Missouri City, TX 77459

                  If to the Company:      Weatherford International, Inc.
                                          515 Post Oak Blvd., Suite 600
                                          Houston, Texas 77027
                                          Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Employee or the Company may have hereunder, including without limitation, the right of the Employee to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.


                                               /s/ LISA W. RODRIGUEZ
                                   ---------------------------------------------
                                                   Lisa W. Rodriguez

                                   WEATHERFORD INTERNATIONAL, INC.



                                   By:        /s/ JON R. NICHOLSON
                                      ------------------------------------------
                                                   Jon R. Nicholson
                                       Senior Vice President - Human Resources

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is entered into and effective as of August 1, 2001, by and between Weatherford International, Inc., a Delaware corporation (the "Company"), and James N. Parmigiano (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company desires to employ the Employee on the terms set forth below to provide services to the Company, and the Employee is willing to accept such employment and provide such services on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto do hereby agree:

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Certain Definitions.

                  (a) "Cause" shall mean:

                           (i) the willful and continued failure of the Employee
to perform substantially the Employee's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Employee has not substantially performed the Employee's duties, or

                           (ii) the willful engaging by the Employee in illegal
conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Employee shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. The cessation of employment of the Employee shall not be deemed to be for Cause unless and until there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Employee, and the Employee is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Employee is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

                  (b) "Change of Control" shall mean:

                           (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange

         Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                                    (A) any acquisition directly from the
                  Company,

                                    (B) any acquisition by the Company,

                                    (C) any acquisition by any employee benefit
                  plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                                    (D) any acquisition by any corporation
                  pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 1(b); or

                           (ii) Individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction") in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

                           (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

                  (c) "Good Reason" shall mean the occurrence of any of the following:

                           (i) the assignment to the Employee of any duties inconsistent in any material respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 3(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (ii) any failure by the Company to comply with any of the provisions of Section 3(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                           (iii) the Company's requiring the Employee to be based at any office or location other than as provided in Section 3(a) hereof or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date hereof;

                           (iv) any purported termination by the Company of the Employee's employment otherwise than as expressly permitted by this Agreement;

                           (v) any failure by the Company to comply with and satisfy Section 10(c) of this Agreement; or

                           (vi) in the event of a Change of Control or merger, consolidation or other business combination of the Company in which the Company's securities cease to be publicly traded, the assignment to the Employee of any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are not (A) at or with the ultimate parent company of the entity surviving or resulting from such merger, consolidation or other business combination and (B) substantially similar to the Employee's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities as contemplated by Section 3(a);

                  (d) "Board" shall mean the Board of Directors of the Company.

                  For purposes of this Agreement, any good faith determination of "Good Reason" made by the Employee shall be conclusive.

         2. Employment Period. The Company hereby agrees that the Company or an affiliated company will continue the Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company or an affiliate subject to the terms and conditions of this Agreement during the Employment

Period (as defined below). The "Employment Period" shall mean the period commencing on the Effective Date (as defined below) and ending on the third anniversary of the Effective Date; provided, however, that commencing on the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years after such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Employee that the Employment Period shall not be so extended. The Effective Date shall be August 1, 2001.

         3. Terms of Employment.

                  (a) Position and Duties. During the Employment Period, (A) the Employee's position (including status, offices, titles and reporting requirements, authority, duties and responsibilities) shall be Vice President - Operational Controller of the Company, (B) the Employee's services shall be performed at the Company's principal executive offices in Houston, Texas or other locations less than 35 miles from such location and (C) the Employee will report directly to the Presidents of the Company's Completion Systems and Drilling and Intervention Services divisions.

                  (b) Compensation.

                           (i) Base Salary. During the Employment Period, the Employee shall receive an annual base salary of $185,004 ("Annual Base Salary"), which shall be paid at a monthly rate. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Employee prior to the date hereof and thereafter at least annually; provided, however, that a salary increase shall not necessarily be awarded as a result of such review. Any increase in Annual Base Salary may not serve to limit or reduce any other obligation to the Employee under this Agreement. Annual Base Salary shall not be reduced after any such increase. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

                           (ii) Annual Bonus. The Employee shall be eligible for an annual bonus for each fiscal year ending during the Employment Period on the same basis as other executive officers under the Company's executive officer annual incentive program. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded.

                           (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Employee shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Employee under such plans, practices, policies and programs as in effect on the date hereof. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                           (iv) Welfare Benefit Plans. During the Employment Period, the Employee and/or the Employee's family, as the case may be, shall be eligible to participate in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to all executive officers of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Employee with benefits which are less favorable, in the aggregate, than such plans, practices, policies and programs in effect for the Employee on the date hereof.

                           (v) Fringe Benefits. During the Employment Period, the Employee shall be entitled to (A) a $600 per month car allowance and (B) such other fringe benefits (including, without limitation, payment of club dues, payment of professional fees and taxes and payment of related expenses, as appropriate) in accordance with the most favorable plans, practices, programs and policies of the Company in effect on the date hereof.

                           (vi) Vacation. During the Employment Period, the Employee shall be entitled to at least 3 weeks paid vacation or such greater amount of paid vacation as may be applicable to the executive officers of the Company and its affiliated companies.

                           (vii) Deferred Compensation Plan. During the
         Employment Period, the Employee shall be entitled to continue to participate in any deferred compensation or similar plans in which executive officers of the Company participate.

         4. Termination of Employment.

                  (a) Death or Disability. The Employee's employment shall terminate automatically upon the Employee's death during the Employment Period. If the Company determines in good faith that the Disability of the Employee has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Employee written notice in accordance with
Section 11(b) of this Agreement of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective 30 days after receipt of such notice by the Employee (the "Disability Effective Date"), provided that within the 30-day period after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Employee from the Employee's duties with the Company on a full-time basis for 180 calendar days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative.

                  (b) Cause. The Company may terminate the Employee's employment during the Employment Period for Cause.

                  (c) Good Reason. The Employee's employment may be terminated by the Employee during the Employment Period for Good Reason.

                  (d) Notice of Termination. Any termination during the Employment Period by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b) of the Agreement. For purposes of this

Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, in the case of a notice by the Company, shall be not more than 30 days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" shall mean:

                           (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

                           (ii) if the Employee's employment is terminated by the Company other than for Cause, death or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination; and

                           (iii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

         5. Obligations of the Company Upon Termination.

                  (a) Death. If the Employee's employment is terminated by reason of the Employee's death during the Employment Period, the Employee's employment shall terminate automatically without further obligations to the Employee's legal representatives under this Agreement, other than for payment of Accrued Obligations and Other Benefits (as defined below) and the rights provided in Section 6. Accrued Obligations shall be paid to the Employee's estate or beneficiaries, as applicable, in a lump sum in cash within 30 days after the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(a) shall include, without limitation, and the Employee's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and affiliated companies to the estates and beneficiaries of the executive officers of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, in effect on the date hereof or, if more favorable, those in effect on the date of the Employee's death.

                  (b) Disability. If the Employee's employment is terminated by reason of the Employee's Disability during the Employment Period, the Employee's employment shall terminate without further obligations to the Employee under this Agreement, other than for payment of Accrued Obligations and Other Benefits and the rights provided in Section 6. Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(b) shall include, without limitation, and the Employee shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable benefits generally provided by the Company and its affiliated companies to the Employee's disabled executive officers and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect generally on the date hereof or, if more favorable, those in effect at the time of the Disability.

                  (c) Cause; Other Than for Good Reason. If the Employee's employment is terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Employee, other than the obligation to pay to the Employee (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Employee and (z) Other Benefits, in each case to the extent theretofore unpaid.

                  (d) Termination by Employee. If the Employee voluntarily terminates his employment during the Employment Period for any reason other than for Good Reason, the Employee's employment shall terminate without further obligations to the Employee, other than for payment of Accrued Obligations and Other Benefits and the rights provided in Section 6. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days after the Date of Termination subject to such other options or restrictions as provided by law.

                  (e) Good Reason or Other than For Cause, Death or Disability. If, during the Employment Period, the Company terminates the Employee's employment other than for Cause, death or Disability, or the Employee terminates employment for Good Reason:

                           (i) The Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                                    (A) the sum of (1) the Employee's Annual
                  Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the highest Annual Bonus received by the Employee over the preceding three year period and (II) the Annual Bonus that would be payable in respect of the current fiscal year (and annualized for any fiscal year consisting of less than 12 months) (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (3) any compensation previously deferred by the Employee under a plan sponsored by the Company (together with any accrued interest or earnings thereon), and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                    (B) an amount equal to two times the sum of
                  (i) the then current Annual Base Salary of the Employee and
                  (ii) the Highest Annual Bonus;

                                    (C) an amount equal to the total of the
                  employer basic and matching contributions credited to the Employee under the Company's 401(k) Savings Plan (the "401(k) Plan") and any other deferred compensation plan during the 12-month period immediately preceding the month of the Employee's Date of Termination multiplied by multiplied by two, such amount to be grossed up so that the amount the Employee actually receives after payment of any federal or state taxes payable thereon equals the amount first described above.; and

                                    (D) the total amount of all fringe benefits
                  received by Employee on an annualized basis multiplied by two.

                           (ii) For a period of two years from the Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and/or the Employee's family equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(b)(iv) of this Agreement if the Employee's employment had not been terminated; provided, however, that with respect to any of such plans, programs, practices or policies requiring an employee contribution, the Employee shall continue to pay the monthly employee contribution for same, and provided further, that if the Employee becomes re-employed by another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility.

                           (iii) All benefits and amounts under the Company's deferred compensation plan and the 401(k) Plan and any other similar plans, including all stock options, restricted stock or other stock-based awards held by the Employee, not already vested shall be 100% vested.

                           (iv) To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (collectively, the "Other Benefits").

         6. Other Rights. Except as provided herein, nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its affiliated companies. Except as provided hereinafter, amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement. It is expressly agreed by the Employee that the Employee shall have no right to receive, and hereby waives any entitlement to, any severance pay or similar benefit under any other plan, policy, practice or program of the Company. In addition, if the Employee has any other employment or similar agreement with the Company at the Date of Termination, the Employee agrees that he shall have the right to receive all of the benefits provided under this Agreement or such other agreement, whichever one, in its entirety, the Employee chooses, but not both agreements, and when the Employee has made such election, the other agreement shall be superseded in its entirety and shall be of no further force and effect. The Employee also agrees that to the extent he may be eligible for any severance pay or similar benefit under any laws providing for severance or termination benefits, such other severance pay or similar benefit shall be coordinated with the benefits owed hereunder, such that the Employee shall not receive duplicate benefits.

         7. Full Settlement.

                  (a) No Rights of Offset. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others.

                  (b) No Mitigation Required. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment.

                  (c) Legal Fees. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or the Employee of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereto (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         8. Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this Section 8(a), if it shall be determined that the Employee is entitled to a Gross-Up Payment, but that the Employee, after taking into account the Payments and the Gross-Up Payment, would not receive a net after-tax benefit of at least $1,000 (taking into account both income taxes and any Excise Tax) as compared to the net after-tax proceeds to the Employee resulting from an elimination of the Gross-Up Payment and a reduction of the Payments, in the aggregate, to an amount (the "Reduced Amount") such that the receipt of Payments would not give rise to any Excise Tax, then no Gross-Up Payment shall be made to the Employee and the Payments, in the aggregate, shall be reduced to the Reduced Amount.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the

Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

                  (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim,

                           (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in order to effectively contest such claim, and

                           (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

                  (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         9. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its affiliated companies, provided that it shall not apply to information which is or shall become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement), information that is developed by the Employee independently of such information, or knowledge or data or information that is disclosed to the Employee by a third party under no obligation of confidentiality to the Company. After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provision of this Section 9 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

         10. Successors.

                  (a) This Agreement is personal to the Employee and shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         11. Miscellaneous.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Employee:      James N. Parmigiano

                                           --------------------------

                                           --------------------------

                  If to the Company:       Weatherford International, Inc.
                                           515 Post Oak Blvd., Suite 600
                                           Houston, Texas 77027
                                           Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right to the Employee or the Company may have hereunder, including without limitation, the right of the Employee to terminate employment for Good Reason shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.


                                         /s/ JAMES N. PARMIGIANO
                                    --------------------------------------------
                                            James N. Parmigiano


                                    WEATHERFORD INTERNATIONAL, INC.



                                    By:         /s/ JON R. NICHOLSON
                                       -----------------------------------------
                                                    Jon R. Nicholson
                                        Senior Vice President - Human Resources





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